                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of August 22, 2001 among Universal Display Corporation, a Pennsylvania corporation (the "Company"), and the purchasers identified on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act"), the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

                  "Actual Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and convertible Securities, assuming that (a) any previously unconverted Notes or Shares are held until the fifth anniversary of the Closing Date or, if earlier, until maturity, and all interest and dividends thereon are paid in shares of Common Stock, and (b) the Closing Price at all times on and after the date of determination equals 100% of the actual Closing Price on the Trading Day immediately prior to the date of determination.

                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "Bankruptcy Event" means any of the following events: (a) the Company or any Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement;

         (c) the Company or any Subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; or (g) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                  "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of more than one-half of the voting rights or equity interests in the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors that is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) a merger or consolidation of the Company or any Subsidiary or a sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least a majority of the voting rights and equity interests in of the surviving entity or acquirer of such assets, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

                  "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

                  "Closing Date" means the date of the Closing.

                  "Closing Price" means, for any date the VWAP for such date (or the nearest preceding date) all as reported by Bloomberg L.P. or any successor to its function for reporting VWAP.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock of the Company, par value $.01 per share.

                  "Company Counsel" means Morgan, Lewis & Bockius LLP, counsel to the Company.

                  "Conversion Shares Effective Date" means the date that a Conversion Shares Registration Statement is declared effective by the Commission.

                  "Conversion Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchaser of the Underlying Shares issuable upon conversion of the Shares and exercise of the Warrants.

                  "Eligible Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "First Certificate of Designation" means a certificate of designation of the Series C Preferred Stock, in the form of Exhibit A.

                  "First Shares" means an aggregate of 5,000 shares of Series C Preferred Stock, which are being purchased by the Purchasers at the Closing.

                  "First Warrants" means Common Stock purchase warrants in the form of Exhibit H, to purchase an aggregate of 157,480 shares of Common Stock.

                  "Motorola Agreement" means collectively the License Agreement dated as of September 29, 2000 between the Company and Motorola, Inc., the Stock Purchase Warrant granted to Motorola, Inc. on September 29, 2000 and the Securities Purchase Agreement dated as of September 29, 2000 between the Company and Motorola, Inc.

                  "Note Shares Effective Date" means the date that a Note Shares Registration Statement is declared effective by the Commission.

                  "Note Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Underlying Shares issuable upon conversion of the Notes.

                  "Notes" means $15,000,000 in aggregate principal amount of Convertible Promissory Notes due August 22, 2004 issued by the Company to the Purchasers at Closing.

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PPG Agreement" means collectively, the Development and License Agreement dated as of October 1, 2000 between the Company and PPG Industries, Inc., as amended, and the Stock Purchase Warrant granted to PPG Industries, Inc. on October 1, 2000.

                  "Purchaser Counsel" means Morse, Zelnick, Rose & Lander LLP, counsel to the Purchasers.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated the Closing Date, among the Company and the Purchasers, in the form of Exhibit C.

                  "Required Effectiveness Date" means the date on which the Conversion Shares Registration Statement is required to become effective pursuant to the Registration Rights Agreement.

                  "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and convertible Securities, assuming that (a) any previously unconverted Notes and Shares are held until the fifth anniversary of the Closing Date or, if earlier, until maturity, and all interest and dividends thereon are paid in shares of Common Stock, and
         (b) the Closing Price at all times on and after the date of determination equals 50% of the actual Closing Price on the Trading Day immediately prior to the date of determination.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Second Certificate of Designation" means a certificate of designation of the Series D Preferred Stock in the form of Exhibit B (as completed as contemplated therein).

                  "Second Shares" means an aggregate of 5,000 shares of Series D Preferred Stock which are being purchased by the Purchasers on the Second Closing Date.

                  "Second Warrants" means Common Stock purchase warrants in the form of Exhibit I to purchase an aggregate of 157,480 shares of Common Stock.

                  "Securities" means the Shares, Notes, Warrants and the Underlying Shares.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Series C Preferred Stock" means the Series C Convertible Preferred Stock of the Company, having the rights and preferences set forth in the First Certificate of Designation.

                  "Series D Preferred Stock" means the Series D Convertible Preferred Stock of the Company having the rights and preferences set forth in the Second Certificate of Designation.

                  "Shares" means the First Shares and the Second Shares.

                  "Subsidiary" means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).

                  "Third Warrants" means Common Stock purchase warrants in the form of Exhibit J to purchase an aggregate of 429,492 shares of Common Stock.

                  "Trading Day" means (a) any day on which the Common Stock is traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted on any national securities exchange, market or trading or quotation facility, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

                  "Trading Market" means the NASDAQ National Market System or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

                  "Transaction Documents" means this Agreement, the Securities, the Registration Rights Agreement, the First Certificate of Designation, the Second Certificate of Designation, the Transfer Agent Instructions, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "Transfer Agent Instructions" means instructions to the Company's transfer agent, in the form of Exhibit D.

                  "Underlying Shares" means the shares of Common Stock issuable upon (i) conversion of the Shares, (ii) conversion of and upon payment of interest on the Notes, (iii) upon exercise of the Warrants, and (iv) in satisfaction of any other obligation of the Company to issue shares of Common Stock pursuant to the Transaction Documents.

                  "Voting Agreement" means the Voting Agreement dated as of the Closing Date among the Company and the Purchasers in the form of Exhibit E.

                  "VWAP" means Volume Weighted Average Price of a share of Common Stock as reported by Bloomberg L.P.

                  "Warrants" means the First Warrants the Second Warrants and the Third Warrants.

                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, the First Shares for an aggregate purchase price of $5,000,000, and the Notes and the Warrants for an aggregate purchase price of $15,000,000. The Closing shall take place at the offices of Purchaser Counsel upon the execution hereof, or at such other location or time as the parties may agree.

         2.2      Closing Deliveries.

                  (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) one or more stock certificates evidencing the number of First Shares indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser;

                  (ii) Notes in the aggregate principal amount indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser;

                  (iii) a First Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page of this Agreement, on the terms set forth therein;

                  (iv) a Second Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page of this Agreement, on the terms set forth therein;

                  (v) a Third Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page of this Agreement, on the terms set forth therein;

                  (vi) evidence that the First Certificate of Designation has been filed on or prior to the Closing Date with the Secretary of State (or other appropriate office) of Pennsylvania, in form and substance mutually agreed to by the parties;

                  (vii) the legal opinion of Company Counsel, in the form of Exhibit F, executed by such counsel and addressed and delivered to the Purchasers;

                  (viii) a Registration Rights Agreement duly executed by the Company;

                  (ix) Transfer Agent Instructions executed by the Company and delivered to and acknowledged by American Stock Transfer & Trust Company, the Company's transfer agent; and

                  (x) a Letter of Credit issued by First Union National Bank in the form annexed hereto as Exhibit G, in an amount equal to the principal amount of the Notes being issued to such Purchaser.

                  (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

                  (i) the purchase price indicated below such Purchaser's name on the signature page of this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose;

                  (ii) a Registration Rights Agreement duly executed by such Purchaser;

                  (iii) a Voting Agreement duly executed by such Purchaser; and

                  (iv) a properly executed Treasury Form W-8BEN,

         2.3      Second Closing.

                  (a) Subject to the terms and conditions set forth in this Agreement, the Company, on the one hand and the Purchasers, on the other hand shall each have the right to deliver a written notice to the other (the "Second Tranche Notice"), requiring each other to either sell or buy (severally, and not jointly), as the case may be, the Second Shares. The Second Tranche Notice may be delivered no earlier than the day following the Conversion Shares Effective Date and (i) if delivered by the Company, no later than 111th day after the date of this Agreement and (ii) if delivered by the Purchasers, no later than August 22, 2004. The closing of the sale of the Second Shares shall occur on the 14th Trading Day following the giving of the Second Tranche Notice (the "Second Closing Date"). The closing of the purchase and sale of the Second Tranche Securities is referred to as the "Second Closing."

                  (b) At the Second Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) one or more stock certificates evidencing the number of Second Shares indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser;

                  (ii) evidence that the Second Certificate of Designation has been filed on or prior to the Closing Date with the Secretary of State (or other appropriate office) of Pennsylvania, in form and substance mutually agreed to by the parties; and

                  (iii) all other certificates and instruments required hereunder to be delivered by the Company at or prior to the Second Closing.

                  (c) At the Second Closing, each Purchaser shall deliver or cause to be delivered to the Company the purchase price for Second Shares indicated below such Purchaser's name on the signature page to this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

                  (a) Subsidiaries. The Company has no subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly subsisting and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) render any material provision of any Transaction Document illegal, invalid or unenforceable, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) materially and adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, except for the Required Approvals or as expressly set forth in any Transaction Document. Each of the Transaction Documents requiring execution by the Company has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (d) No Conflicts. The execution, delivery and performance of this Agreement, the Notes, the Registration Right Agreement, the Warrants and the Transfer Agent Instructions by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required under Section 4.8 and the required filing of the First Certificate of Designation pursuant to Section
2.2 and the Second Certificate of Designation pursuant to Section 2.3, (ii) the filing with the Commission of the Conversion Shares Registration Statement and the Note Shares Registration Statement, (iii) the application(s) to each Trading Market for the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) applicable Blue Sky filings, (v) shareholder approval under the circumstances contemplated by Sections 4.5(f) and 4.5(g) hereof, and (vi) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

                  (f) Issuance of the Securities. The Securities (including the Underlying Shares) are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens created by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock to be issued upon conversion or exercise of the Securities at least equal to the Required Minimum on the date hereof.

                  (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in
Schedule 3.1(g). Except as set forth in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction

Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as disclosed in Schedule 3.1(g), the issue and sale of the Securities (including the Underlying Shares) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except for the Purchasers or as disclosed in Schedule 3.1(g), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

                  (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, together with all exhibits thereto, being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject have been filed as exhibits to the SEC Reports as required under the Exchange Act.

                  (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the Company's Annual Report filed with the SEC for the year ended December 31, 2000 and any quarterly reports filed with the SEC for any period thereafter, (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

                  (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any director or officer thereof, is or has within the last five years been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information, and the Company does not expect to make any such request prior to the Required Effectiveness Date. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. No strike, work stoppage, slow down or other material labor problem exists or, to the knowledge of the Company, is threatened or imminent with respect to any of the employees of the Company or the Subsidiaries.

                  (k) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any evidence of indebtedness, indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and owns or has the right to use all personal property that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (n) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, (i) all such Intellectual Property Rights are enforceable and (ii) there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (p) Transactions With Affiliates and Employees. Except as set forth in SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (q) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (r) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (s) Certain Fees. Except as disclosed in Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

                  (t) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby (to the extent Regulation D applies thereto) or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including without limitation under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (u) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale by the holders thereof under Form S-3 promulgated under the Securities Act.

                  (v) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (w) Registration Rights. Except as described in Schedule 3.1(w), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (y) Disclosure. Subject to the issuance of the press release contemplated by Section 4.8(i), the Company confirms that neither it nor any other Person acting on its behalf has as of the date of this Agreement provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers will rely on the representation contained in the immediately foregoing sentence in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
Section 3.2.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement and the

Voting Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) Reliance. Such Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                  (g) Sale of Securities. Such Purchaser understands that it may not sell or otherwise dispose of any Securities except pursuant to an effective registration statement (a "Subject Registration Statement") under the Securities Act, and (ii) may only sell such Securities in accordance with the Plan of Distribution set forth in the prospectus forming a part of the Subject Registration Statement, and otherwise in compliance with the requirements of the Act, including, but not limited to, the prospectus delivery requirements of the Act.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1      Transfer Restrictions.

                  (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to the Company and Company counsel, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof) and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in violation of the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement the Registration Rights Agreement and the Voting Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on the certificates evidencing the Securities:

         NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THEY ARE CONVERTIBLE/EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

The shares of Common Stock issuable upon the conversion of the Shares or the exercise of the Warrants shall not contain the legend set forth above nor any other legend while a Conversion Shares Registration Statement is effective under the Securities Act. On the Conversion Shares Effective Date, the Company shall issue the letter attached to the Transfer Agent Instructions to the Company's transfer agent with respect to the shares of Common Stock issuable upon the conversion of the Shares or the exercise of the Warrants. The shares of Common Stock issuable upon the conversion of the Notes shall not contain the legend set forth above nor any other legend while a Note Shares Registration Statement is effective under the Securities Act. On the Note Shares Effective Date, the Company shall issue the letter attached to the Transfer Agent Instructions to the Company's transfer agent with respect to the shares of Common Stock issuable upon the conversion of the Notes. In addition, none of the Securities (including the Underlying Shares) shall contain the legend set forth above nor any other legend (i) following any sale of such Securities pursuant to Rule 144 or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company agrees that at such time as such legend is no longer required under this Section 4.1(b), it will, no later than four Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Securities (including Underlying Shares) issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section or in the Registration Rights Agreement.

                  (c) If the Company fails to deliver or cause to be delivered to any Purchaser a certificate representing any Securities by the date on which delivery of such certificate is required by any Transaction Document (the "Delivery Date"), the Company shall pay to such Purchaser, in cash, as liquidated damages and not as a penalty, $5,000 for each Trading Day after such Delivery Date until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Purchaser from seeking to enforce damages pursuant to any other provision of this Agreement or under applicable law.

                  (d) In addition to any other rights available to a Purchaser, if the Company fails to deliver to such Purchaser a certificate representing Common Stock by the Delivery Date, and if after such Delivery Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall pay in cash to such Purchaser (in addition to any remedies available to or elected by the such Purchaser ) the amount by which (x) such Purchaser's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the lesser of
(A) the aggregate number of shares of Common Stock that such Purchaser anticipated receiving from the conversion or exercise at issue or (B) the number of shares of Common Stock so purchased, multiplied by (2) the conversion price or exercise price, as the case may be, of the Common Stock on the date on which the applicable notice of conversion or exercise, as the case may be, was given (the "Notice Date"), in which event the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements shall not be so issued. For example, if such Purchaser purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In in connection with an attempted conversion of Shares with respect to which the conversion price of an Underlying Share on the applicable Notice Date multiplied by the number of Underlying Shares was equal to $2,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay such Purchaser $9,000. Such Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

         4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities (including the Underlying Shares) will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that subject to obtaining all required shareholder approvals, if any, its obligation to issue the Securities (including the Underlying Shares) pursuant to the Transaction Documents is unconditional and absolute, regardless of the effect of any such dilution.

         4.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.4 Integration. Except for the sale of the Securities to the Purchasers as contemplated herein the Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.5      Reservation and Listing of Securities.

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                  (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock (the "Remaining Authorized Shares") is less than 125% of (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use its best efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 65th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

                  (c) If, at the time any Purchaser requests an exercise or conversion of any Securities, the Actual Minimum minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents exceeds the Remaining Authorized Shares, then the Company shall issue to the Purchaser requesting such exercise or conversion a number of Underlying Shares equal to such Purchaser's pro-rata portion of the Remaining Authorized Shares (based on such Purchaser's share of the aggregate purchase price paid hereunder and considering any Underlying Shares previously issued to such Purchaser), and the remainder of the Underlying Shares issuable in connection with such exercise or conversion shall constitute "Excess Shares" pursuant to Section 4.5(g) below.

                  (d) The Company shall (i) in the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the greater of (A) the Required Minimum on the Closing Date and (B) the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on each such Trading Market or another Eligible Market.

                  (e) If, on any date, the number of shares of Common Stock previously listed on a Trading Market is less than 125% of the Actual Minimum on such date, then the Company shall take the necessary actions to list on such Trading Market, as soon as reasonably possible, a number of shares of Common Stock at least equal to the Required Minimum on such date; provided that the Company will not be required at any time to list a number of shares of Common Stock greater than the maximum number of shares of Common Stock that could possibly be issued pursuant to the Transaction Documents.

                  (f) If any Trading Market is an Eligible Market, then the maximum number of shares of Common Stock that the Company may issue pursuant to the Transaction Documents at an effective purchase price less than the "Market Value" (as defined in Nasdaq Marketplace Rule 4200(a)(20)) of a share of Common Stock on the Trading Day immediately preceding the Closing Date (the "Market Value") equals 3,409,245 shares (the "Issuable Maximum"), unless the Company obtains shareholder approval in accordance with the rules and regulations of such Trading Market. If, at the time any Purchaser requests an exercise or conversion of any Securities, the Actual Minimum (excluding any shares issued or issuable at an effective purchase price in excess of the Market Value on the Trading Day immediately preceding the Closing Date) exceeds the Issuable Maximum (and if the Company has not have previously obtained the required shareholder approval), then the Company shall issue to the Purchaser requesting such exercise or conversion a number of Underlying Shares of Common Stock equal to such Purchaser's pro-rata portion of the Issuable Maximum (based on such Purchaser's share of the aggregate purchase price paid hereunder and considering any Underlying Shares previously issued to such Purchaser), and the remainder of the Underlying Shares issuable in connection with such exercise or conversion shall constitute "Excess Shares" pursuant to Section 4.5(g) below.

                  (g) Any Purchaser whose receipt of Excess Shares upon exercise or conversion of Securities is restricted based on the number of Remaining Authorized Shares or the Issuable Maximum shall have the option, by notice to the Company, to require the Company to either: (i) use its best efforts to obtain the required shareholder approval necessary to permit the issuance of such Excess Shares as soon as is possible, but in any event not later than the 65th day after such notice, or (ii) within five Trading Days after such notice, pay cash to such Purchaser, as liquidated damages and not as a penalty, in an amount equal to the number of Excess Shares times the average Closing Price over the five Trading Days immediately prior to the date of such notice or, if greater, the five Trading Days immediately prior to the date of payment (the "Cash Amount"). If the exercising or converting Purchaser elects the first option under the preceding sentence and the Company fails to obtain the required shareholder approval on or prior to the 65th day after such notice, then within three Trading Days after such 65th day, the Company shall pay the Cash Amount to such Purchaser, as liquidated damages and not as penalty.

         4.6 Conversion and Exercise Procedures. The Transfer Agent Instructions and Conversion Notice, as defined in the First Certificate of Designation, the Second Certificate of Designation and the Notes, set forth the totality of the procedures required to with respect to the conversion of the Shares and the Notes. The Transfer Agent Instructions and Form of Election to Purchase under the Warrants set forth the totality of the procedures with respect to the exercise of the Warrants. No additional legal opinion or other information or instructions shall be necessary to enable the Purchasers to convert their Shares and Notes or exercise their Warrants. The Company shall honor conversions of the Shares and Notes and exercises of the Warrants and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.7      Subsequent Placements.

                  (a) From the date hereof until 90 Trading Days after the Effective Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable for Common Stock (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement").

                  (b) The Company will not, directly or indirectly, effect any Subsequent Placement from the date hereof until 240 days after the Effective Date, unless (i) the Company delivers to each of the Purchasers a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto and (ii) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the tenth Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to so notify the Company of their willingness to participate in the full Subsequent Placement, the Company may effect such Subsequent Placement on the terms and to one or more of the Persons set forth in the Subsequent Placement Notice; provided that the Company must provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers will again have the right of first refusal set forth above in this paragraph (b), if the Subsequent Placement subject to the initial Subsequent Placement Notice is not consummated for any reason on the terms set forth in such Subsequent Placement Notice within 40 days after the date of the initial Subsequent Placement Notice with the one or more of the Persons identified in the Subsequent Placement Notice. If the Purchasers indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser will be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro rata portion of the aggregate purchase price paid for the Securities under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice.

                  (c) Except for (i) Registrable Securities, as defined in the Registration Rights Agreement, and (ii) shares of Common Stock issuable upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible securities of the Company, in each case disclosed in Schedule 3.1(g) or pursuant to the anti-dilution provisions contained in any such derivative securities, but not with respect to any amendment or modification thereto, the Company shall not, until 90 Trading Days after the Conversion Shares Effective Date, without the prior written consent of the Purchasers, file a registration statement with the Commission with respect to any securities of the Company or the Subsidiaries other than a registration statement on Form S-8.

                  (d) The 90 Trading Day period set forth in the foregoing paragraphs of this Section 4.7 shall be extended for (i) the number of Trading Days during such periods in which trading in the Common Stock is suspended by any Trading Market, and (ii) the number of Trading Days after the Effective Date during which (A) the Conversion Shares Registration Statement is not effective or (B) the prospectus included in the Conversion Shares Registration Statement may not be used by the holders thereof for the resale of Registrable Securities thereunder.

                  (e) The restrictions contained in paragraphs (a) and (b) of this Section 4.7 shall not apply to (i) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options or (ii) the issuance of any securities under the Motorola Agreement, the PPG Agreement or the issuance of Common Stock upon the exercise or conversion of any such securities, (iii) up to 1,000,000 shares of Common Stock issued in connection with any contractual strategic alliances approved by the Company's Board of Directors, and (iv) any securities issuable upon the exercise or conversion of, or pursuant to the anti-dilution provisions contained within, any option, restricted stock awards, preferred stock or warrants outstanding on the date hereof (but not to the extent amended hereafter), all of which are set forth on Schedule 3.1(g) hereto.

         4.8 Securities Laws Disclosure; Publicity. The Company shall (i) on the Closing Date, issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) within ten Trading Days after the Closing Date, file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby, and (iii) timely file with the Commission a Form D promulgated under the Securities Act with respect to the transactions contemplated hereby and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

         4.10 Reimbursement by Company. If any Purchaser or any Affiliate, officer, director, partner, controlling person, employee or agent of a Purchaser (a "Purchaser Related Person") becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents, the Company will reimburse such Purchaser or Purchaser Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) incurred in connection therewith, as such expenses are incurred, except to the extent that any such action, proceeding or investigation is due primarily on account of any Purchaser's or Purchaser Related Person's gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and Purchaser Related Person from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable legal costs and reasonable costs of investigation, preparation and travel) (collectively, "Losses"), as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach, excluding only Losses that result from such Purchaser's or Purchaser Related Person's gross negligence or willful misconduct. The reimbursement and indemnification obligations of the Company under this paragraph shall survive any termination of this Agreement until the 180th day following the day on which no Shares are outstanding, no amount is due on the Notes and the Purchasers do not own any Underlying Shares (the "End Indemnity Day"), and shall be in addition to any liability that the Company may otherwise have, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Purchaser Related Persons. The Company also agrees that neither the Purchasers nor any Purchaser Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Purchaser Related Person in connection with such transactions. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses).

         4.11 Reimbursement by Purchasers. Each Purchaser, severally and not jointly, shall indemnify and hold harmless the Company or any Affiliate, officer, director, controlling person, employee or agent of the Company (a "Company Related Person") from and against any and all Losses, as incurred, arising out of or relating to any breach by such Purchaser of any of the representations, warranties or covenants made by such Purchaser in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach, excluding only Losses that result from the Company's or Company Related Person's gross negligence or willful misconduct. The reimbursement and indemnification obligations of the Purchasers under this paragraph shall survive any termination of this Agreement until the End Indemnity Day, and shall be in addition to any liability that such Purchaser may otherwise have, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company and any Company Related Persons. If a Purchaser breaches its obligations under any Transaction Document, then, in addition to any other liabilities such Purchaser may have under any Transaction Document or applicable law, such Purchaser shall pay or reimburse the Company on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses).

         4.12 Shareholders Rights Plan. In the event that a shareholders rights plan is adopted by the Company, no claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any such plan or in any way could be deemed to trigger the provisions of such plan solely by virtue of receiving Securities under the Transaction Documents.

         4.13 Covenant Not to Disclose Material Non-Public Information. The Company covenants and agrees that it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information to the Purchasers, in the absence of a confidentiality agreement executed by the Purchasers.

         4.14 Voting. During the period in which it owns Securities, each Purchaser agrees to abide by the terms of the Voting Agreement.

         4.15 Sale of Securities. Each Purchaser, for itself only, hereby covenants and agrees with the Company that it (i) will not sell or otherwise dispose of the shares of Common Stock to be delivered to it upon conversion of the Shares or the Notes or upon exercise of any of the Warrants (the "Delivered Shares") except pursuant to an effective registration statement (an "Effective Registration Statement") under the Securities Act, (ii) will sell the Delivered Shares only in accordance with the Plan of Distribution set forth in the prospectus forming a part of the Effective Registration Statement (the "Prospectus"), (iii) will comply with the requirements of the Securities Act when selling or otherwise disposing of the Delivered Shares, including, but not limited to, the prospectus delivery requirements of the Securities Act, and (iv) will not sell or otherwise dispose of, and will return immediately to the Company for the purpose of placing a restrictive legend thereon, the Delivered Shares (and any certificates representing the Delivered Shares, if applicable) upon notice from the Company that the Prospectus may not be used for the sale of the Delivered Shares.


                                    ARTICLE V
                                   CONDITIONS

         5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

                  (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

                  (d) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market.

         5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

                  (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing;

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

         5.3 Conditions Precedent to the Obligation of the Purchasers at the Second Closing. The obligation of each Purchaser to acquire the Second Shares at the Second Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Second Closing Date, of each of the following conditions:

                  (a) First Closing. The Closing shall have occurred, and each of the conditions set forth in Section 5.1 shall be satisfied at the time of the Second Closing (and, for such purpose, references in Section 5.1 to the "Closing" shall be deemed to refer to the Second Closing);

                  (b) Conversion Shares Registration Statement. The Conversion Shares Registration Statement shall have remained effective at all times since its Effective Date, not subject to any actual or threatened stop order or suspension by any regulatory authority;

                  (c) Change of Control. No Change of Control of the Company shall have occurred.

                  (d) Conversion and Exercise Obligations. The Company shall have delivered Underlying Shares upon conversion or exercise of the Securities, if any, in accordance with the Transaction Documents;

                  (e) Certificate of Designation Filed. The Second Certificate of Designation shall have been filed.

                  (f) Reservation of Shares. No approval of the shareholders of the Company shall be required, under the rules of a Trading Market or otherwise, in order to issue the Actual Minimum number of shares of Common Stock (including the Second Shares and any Underlying Shares issuable upon conversion or exercise thereof).

The parties agree that, if one or more of the conditions set forth in this
Section is not satisfied, each Purchaser shall have the right, in its sole discretion, to purchase at the Second Closing all, any portion or none of the Second Shares otherwise to have been purchased by it.


                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Fees and Expenses. At the Closing, the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to the Purchasers, in proportion to their respective purchase prices (or, at the Purchasers' election, directly to Purchaser Counsel), an aggregate of $50,000. At the Second Closing, the Company shall reimburse the Purchasers for 50% of their legal fees and expenses incurred in connection with the preparation and negotiation of the documents related to the Second Closing by paying to the Purchasers, in proportion to their respective purchase prices (or, at the Purchasers' election, directly to Purchaser Counsel), up to an aggregate of $5,000. In lieu of the payments required by the immediately preceding sentence, the Purchasers may retain the amount of such payments instead of delivering such amounts to the Company at the Closing and the Second Closing. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

         6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, or (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service. The address for such notices and communications shall be as follows:


         If to the Company:                 Universal Display Corporation
                                            375 Phillips Boulevard
                                            Ewing, New Jersey 08618
                                            Fax No.: 609-671-0995
                                            Attn: Sidney Rosenblatt

         With a copy to:                    Morgan, Lewis & Bockius, LLP
                                            1701 Market Street
                                            Philadelphia, Pennsylvania 19103
                                            Fax No.(877) 432-9652
                                            Attn:  Stephen M. Goodman, Esq.


         If to a Purchaser:                 To the address set forth under such
                                            Purchaser's name on the signature
                                            pages hereof;

         With a copy to:                    Morse, Zelnick, Rose & Lander, LLP
                                            450 Park Avenue
                                            New York, N.Y. 10022
                                            Att'n: George Lander, Esq.
                                            Fax No.: 212-838-9190


or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement and the Registration Rights Agreement to any Person to whom such Purchaser assigns or transfers any Securities.

         6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Purchaser Related Person and each Company Related Person is an intended third party beneficiary of Section 4.10 and may enforce the provisions of such Section directly against the Company or the Purchasers, as the case may be.

         6.8 Governing Law. The corporate laws of the Commonwealth of Pennsylvania shall govern all issues concerning the relative rights of the Company and its stockholders. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         6.9      Survival. The representations and warranties set forth in
Article III of this Agreement shall survive the Closing for a period of two years and the Second Closing for a period of two years. All other representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable until the End Indemnity Day.

         6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.13 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

         6.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                         UNIVERSAL DISPLAY CORPORATION



                         By: /s/ Sidney D. Rosenblatt
                            --------------------------------
                         Name:  Sidney D. Rosenblatt
                         Title: Chief Financial Officer


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                                    STRONG RIVER INVESTMENTS, INC.
                                    By:    /s/ Kenneth L. Henderson
                                           --------------------------
                                    Name:  Kenneth L. Henderson
                                    Title: Attorney-in-fact

                                    First Closing:
                                    -------------

                                    Purchase Price:                                                 $10,000,000

                                    Number of Shares of Series C Preferred
                                    Stock to be acquired:                                                 2,500

                                    Face Amount of Notes to be acquired:                             $7,500,000

                                    Warrant Shares subject to First Warrant:                             78,740

                                    Warrant Shares subject to Second Warrant:                            78,740

                                    Warrant Shares subject to Third Warrant:                            214,746

                                    Second Closing:
                                    --------------

                                    Purchase Price:                                                  $2,500,000

                                    [Number of Shares of Series D Preferred
                                    Stock to be acquired]:                                                2,500

                                    Address for Notice:
                                    Strong River Investments, Inc.
                                    c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                                    Vanterpool Plaza, 2nd Floor, Wickhams Cay I
                                    Road Town, Tortola, British Virgin Islands

                                    Facsimile No.: 212-651-9010
                                    Telephone No.: 212-651-9002
                                    Attn: Danny Golan

         With a copy to:            Morse, Zelnick, Rose & Lander, LLP
                                    450 Park Avenue
                                    New York, New York 10022
                                    Attention: George Lander, Esq.
                                    Facsimile No.: 212-838-9190

                                    PINE RIDGE FINANCIAL INC.
                                    By:    /s/ Kenneth L. Henderson
                                           ---------------------------
                                    Name:  Kenneth L. Henderson
                                    Title: Attorney-in-fact

                                    First Closing:
                                    -------------

                                    Purchase Price:                                                 $10,000,000

                                    Number of Shares of Series C Preferred
                                    Stock to be acquired:                                                 2,500

                                    Face Amount of Notes to be acquired:                             $7,500,000

                                    Warrant Shares subject to First Warrant:                             78,740

                                    Warrant Shares subject to Second Warrant:                            78,740

                                    Warrant Shares subject to Third Warrant:                            214,746

                                    Second Closing:
                                    --------------

                                    Purchase Price:                                                  $2,500,000

                                    [Number of Shares of Series D Preferred
                                    Stock to be acquired]:                                                2,500

                                    Address for Notice:
                                    Pine Ridge Financial Inc.
                                    c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                                    Vanterpool Plaza, 2nd Floor, Wickhams Cay I
                                    Road Town, Tortola, British Virgin Islands

                                    Facsimile No.: 212-651-9010
                                    Telephone No.: 212-651-9002
                                    Attn: Danny Golan

         With a copy to:            Morse, Zelnick, Rose & Lander, LLP
                                    450 Park Avenue
                                    New York, New York 10022
                                    Attention: George Lander, Esq.
                                    Facsimile No.: 212-838-9190